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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported):  August 27, 1996




                         DISCOVERY TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)



       KANSAS                       0-18606                 36-3526027
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(State of other juris-     (Commission file number)     (IRS Employer
diction incorporation                                  Identification No.
or organization)



              P.O. Box 239, Colorado Springs, Colorado  80901-0239
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        (Address of principal executive offices)            (Zip Code)




      Registrant's telephone number, including area code:  (719) 575-0503
      -------------------------------------------------------------------



          1299 Fourth Street, Suite 400, San Rafael, California  94901
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 4: CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT
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     (a)  The Board of Directors of Discovery Technologies, Inc. (the
"Company") has determined to change the Company's independent accountant. The change is effective August 27, 1996. The independent accountant who was previously engaged as the principal accountant to audit the Company's financial statements was Grant Thornton LLP.

     The Company entered into a definitive agreement dated January 22, 1996, to purchase two (2) privately held Colorado corporations, The Colorado Taco Corporation ("CTC") and Rocky Mountain Taco, Inc. ("RMT"). Grant Thornton LLP was engaged on March 6, 1996 to audit CTC and RMT. In addition, on May 23, 1996, the Company engaged Grant Thornton LLP as the Company's principal auditor.

     The opinions on the audits of the financial statements of CTC and RMT as of and for the year ended December 31, 1995 and all periods from inception through December 31, 1995 each contained a going concern modification which stated that to continue as a going concern the Company is dependent on raising additional funds. Other than the going concern modifications the reports did not contain any other adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scop, or accounting principles. Nor have there been any disagreements between the Company and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     On August 27, 1996, Grant Thornton LLP effectively resigned by issuing a letter to the Company that the client/auditor relationship had ceased. On August 28, 1996, the Company retained the accounting firm of Hein + Associates LLP to serve as the Company's principal accountant to audit the Company's financial statements. Hein + Associates LLP served as the Company's principal auditor from December 7, 1993 until their termination on May 22, 1996. In its letter dated August 2, 1996 and filed with the SEC on August 2, 1996, Hein + Associates LLP filed a dissenting position on the Company's 8K/A-1, dated May 23, 1996, in which Hein + Associates LLP disagreed with the proposed effective date of the transaction. After further review of the facts, controlling regulations and informal discussions with the SEC's Division of Corporation Finance, the Company modified its position to accept a 1996 effective date. The prior disagreement the Company and Hein + Associates LLP has been resolved by the Company redefining the effective date of the merger to a date acceptable to Hein + Associates LLP.

     Prior to its engagement as the Company's principal independent accountant, excepting the issue of the effective date of the merger between the Company and CTC and RMT and the period from December 7, 1993 through May 22, 1996, when Hein + Associates LLP served as the Company's independent auditor, Hein + Associates LLP had not been consulted by the Company either with respect to the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or on any matter which was the subject of any prior disagreement between the Company and its previous certifying accountant.


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ITEM 7:  EXHIBITS
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     In accordance with the provisions of Item 304(a)(3) of Regulation S-
B, the Company has provided Grant Thornton LLP with a copy of this Current Report on Form 8-K and has requested that Grant Thornton LLP furnish a letter addressed to the Commission stating whether it agrees with the Statements contained herein, and, if not, stating the respects in which it does not agree. The letter of Grant Thornton LLP shall be filed with the Commission within ten (10) business days of the filing of this Report or within two (2) business days of its receipt.

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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DISCOVERY TECHNOLOGIES, INC.



Date:       September 4, 1996      By:  /s/ David Hill
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                                        David Hill, Interim President